                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT:            SEPTEMBER 1, 1999


                           CALIFORNIA PROPERTIES FUND
              ----------------------------------------------------


                                   CALIFORNIA
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


          0-19238                                         95-3463928
----------------------------                  ----------------------------------
 (COMMISSION FILE NUMBER)                      (IRS EMPLOYEE IDENTIFICATION NO.)


2051 PALOMAR AIRPORT ROAD, CARLSBAD, CA                        92009
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:       (760) 431-5626
                                                              --------------


             12770 HIGH BLUFF DRIVE, SUITE 140, SAN DIEGO, CA 92130
 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Responses are by reference to Regulation S-K, Item 304(a)(1) and (a)(3).
    ------------------------------------------------------------------------

(a)(1)(i) On September 1, 1999, Levitz, Zacks & Ciceric Accountants, Inc. (hereinafter "Levitz, Zacks & Ciceric") resigned as the Registrant's certifying accountant.

(a)(1)(ii) Levitz, Zacks & Ciceric was not engaged to perform services relating to the financial statements for the years ended December 31, 1997 or December 31, 1998, and, accordingly, issued no reports or opinions for such years. Levitz, Zacks & Ciceric was engaged to perform services relating to the financial statements for the year ended December 31, 1996. No opinion or report was issued as a result of such engagement.

(a)(1)(iv) Levitz, Zacks & Ciceric was not engaged to perform services relating to the financial statements for the years ended December 31, 1997; December 31, 1998; or the interim period from the date of the last audited financial statements to September 1, 1999, and, accordingly, issued no reports or opinions for such years. Levitz, Zacks & Ciceric was engaged to perform services relating to the financial statements for the year ended December 31, 1996. No opinion or report was issued as a result of such engagement. During the above-referenced time period, there have been no disagreements with Levitz, Zacks & Ciceric on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Levitz, Zacks & Ciceric would have caused it to make a reference to the subject matter of the disagreement in connection with its engagement.

(a)(1)(v)  Not applicable.

(a)(3) The Registrant has provided Levitz, Zacks & Ciceric with a copy of this disclosure. The Registrant has requested that Levitz, Zacks & Ciceric furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A copy of Levitz, Zacks & Ciceric's letter, provided pursuant to Item 601(b)(16) of Regulation S-K, relating to this disclosure is attached as Exhibit A to this Form 8-K/A.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            California Properties Fund, a California corporation

Date: October 29, 1999              /s/  Michael Fanghella
                                    --------------------------------------------
                                    Michael Fanghella, President

                                                                       Exhibit A

Levitz,                                           Stanley A. Levitz, LLS, CPA
Zacks &                                           Richard S. Ciceric, LLM, CPA
Ciceric                                           Dana A. Basney, MSBA, CPA
CERTIFIED PUBLIC ACCOUNTANTS                           ---------------
                                                Hyman J. Zacks, LLM, CPA-Retired

701 "B" Street 4th Floor                          (619) 238-1077
San Diego, California 920101                      Fax # (619) 898-8914


October 29, 1999

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

Levitz, Zacks & Ciceric Accountants, Inc. has read the California Properties Fund report on Form 8-K/A dated September 1, 1999, concerning our resignation as the company's accountants. Levitz, Zacks & Ciceric Accountants, Inc. agrees with the comments in Item 4 of Form 8-K/A concerning our firm with the exception of the following:

         With respect to paragraph (a)(1)(v): Levitz, Zacks & Ciceric Accountants, Inc.'s letter of resignation enumerated circumstances associated with an entity with certain common management personnel. Such circumstances led Levitz, Zacks & Ciceric Accountants, Inc. to no longer be able to rely on management's representations and made Levitz, Zacks & Ciceric Accountants, Inc. unwilling to be associated with the financial statements prepared by management. The letter of resignation implicitly informed the registrant of the above.

Very truly yours,


Levitz, Zacks & Ciceric Accountants, Inc.

/s/ Levitz, Zacks & Ciceric Accountants, Inc.